                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 11, 2003

                  Lumenon Innovative Lightwave Technology, Inc.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                    000-27977            98-0213257
 (State or Other Jurisdiction     (Commission          (IRS Employer
    of Incorporation)              File Number)       Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec, Canada             H4S 1Z6
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

         On February 13, 2003, the Company issued a press release announcing the details of the terms and conditions governing the Renewal Order signed on Wednesday, February 12, 2003 by the Superior Court of Quebec, which Renewal Order extends the stay afforded to the Company's wholly owned Canadian operating subsidiary, LILT Canada Inc., under the Canadian Companies' Creditors Arrangement Act. The Company also announced in the release that it had been notified by Nasdaq that the Company's common stock will be delisted from the Nasdaq SmallCap Market. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety into this Item 5 by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

       The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LUMENON INNOVATIVE LIGHTWAVE
                                               TECHNOLOGY, INC.

Date: February 13, 2003                        By:    /s/ Gary S. Moskovitz
                                               ----------------------------
                                               Name:  Gary S. Moskovitz
                                               Title: President and Chief
                                                      Executive Officer

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


                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1*             Press Release dated February 13, 2003.

-------------------
*    Filed herewith.


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